UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2016

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 29, 2016, Bank of the Ozarks, Inc. (“Company”) issued a press release announcing that the Company had received regulatory approval from the Federal Reserve for its previously announced merger transactions with Community & Southern Holdings, Inc. (the “C&S Merger”) and C1 Financial, Inc. (the “C1 Merger”). A copy of that press release is furnished as Exhibit 99.1.

Caution about Forward-Looking Statements

This release and other communications by the Company include certain “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed transactions between the Company and C&S and C1. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are subject to certain risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in such forward-looking statements. These risks, uncertainties, and other factors include, but are not limited to: potential delays or other problems implementing the Company’s growth, expansion and acquisition strategies including delays in identifying sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; the Company’s ability to consummate the C&S and/or C1 transactions or satisfy the conditions to the completion of the transactions; the possibility that any of the anticipated benefits of the proposed C&S and/or C1 Mergers will not be realized or will not be realized within the expected time period; the risk that integration of C&S’ or C1’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; problems with, or additional expenses relating to, integrating or managing acquisitions; the effect of the announcements or completion of any pending or future mergers or acquisitions on customer relationships and operating results; and adverse results in current or future litigation or regulatory examinations as well as other factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including those factors included in the disclosures under the headings “Forward-Looking Information” and “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected or described in such forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Document Description

99.1	Bank of the Ozarks, Inc. Press Release dated June 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.

Date: June 29, 2016	By:	/s/ Greg McKinney
Name: Greg McKinney Title: Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Bank of the Ozarks, Inc. Press Release dated June 29, 2016